Trodusquemine (MSI-1436), an Allosteric Inhibitor of
Protein Tyrosine Phosphatase 1B
Inez Ruiz-White, PhD; Sonia L. Planey, PhD; Mollie Kelly, Michael P. McLane, PhD; Henry R. Wolfe, PhD
Genaera Corporation, Research and Development, Plymouth Meeting, PA USA 19462
Abstract Abstract
PTP1B, a non-receptor isoform of the protein tyrosine
phosphatase family, is considered a therapeutic target for the treatment of obesity and type II diabetes. PTP1B attenuates
insulinsignaling through dephosphorylation of downstream targets such as the insulin receptor. Trodusquemine (MSI-1436), a novel
PTP1Binhibitor,has previously been shownto reduce food intake, induce weightloss, and increase insulin sensitivity in diet induced and genetically obese animalmodels. To furthercharacterize the inhibition of PTP1B by MSI-1436, kinetic enzyme studies were performed. MSI-1436 inhibits full-length PTP1B activity in a dose-
dependent fashion with a K
i
value of 5µM. Interestingly 10µM
MSI-1436 shows selective inhibition against different forms of
PTP1B. 10µM MSI-1436 displayed 86% inhibition with full length
PTP1B enzyme (aa 1-436) vs. 8%inhibition with a truncated form
(aa 1-322). The inhibition of full-length PTP1B best fits a classic noncompetitive model of enzyme inhibition, as shown by a
statistical significant decrease in V
max
(p<0.01) with no significant
change in K
m
. Furthermore, at concentrations up to 500µM, MSI-
1436 was unable to inhibit the highly homologous phosphatase,
TCPTP, demonstrating its selectivity for PTP1B. Phosphatase
inhibition by MSI-1436 was also demonstrated using cellular
lysates from HepG2 cells treated with 100nM insulin for 30
minutes, in the presence or absence of 10µM MSI-1436. There
was asignificant reduction in phosphatase activity in cells treated with insulin and MSI-1436 compared to cells treated with insulin alone,confirming that MSI-1436caninhibit phosphatase activity in intactcells. Collectively, these data demonstrate that MSI-1436 is a selective, allosteric inhibitor of PTP1B and suggest that full lengthenzymeis required for potent inhibition.
Type 2 diabetes (T2DM) and Obesity have reached
epidemic proportions in the Western world, affecting
nearly 21 million in the US and 127 million worldwide.
Multiple approaches have been employed to treat each
of these diseases with greater success in T2DM than
obesity.
Trodusquemine (MSI-1436) is a natural product with
the following activities:
• Appetite suppressant
• Normalizes glucose in T2DM animal models
• Induces weight loss in obesity animal models
• Selective inhibition of PTP-1B
• Safe to date in phase 1 clinical trials
Introduction Introduction
Figure 1.  PTP-1B is a key regulator of the insulin and
leptin pathways
.
MSI-1436 Shows Selectivity Towards PTP1B
MSI-1436 Induces Weight Loss in a
Dose Dependent Manner
Figure 2.  Ob/ob mice were dosed with MSI-1436 (0-5mg/kg, ip) q7d*4.
BW and FC measurements were taken for  42 days.
*= p<0.05, compared to saline
Statistical significance determine by one-way anovaanalysis
MSI-1436 Inhibits PTP1B
through a Noncompetitive Mechanism
0.5 0.02* 3.0 0.8 MSI-1436
* Significantly different as determined by t-test. P<0.01compared with control
2.0 0.3
K
m
(mM)
1.0 0.1 Control
V
max
(Abs 405) Experiment
0.5 0.02* 3.0 0.8 MSI-1436
* Significantly different as determined by t-test. P<0.01compared with control
2.0 0.3
K
m
(mM)
1.0 0.1 Control
V
max
(Abs 405) Experiment
Figure 4.  PTP1B activity was measured in the presence or absence of MSI-1436 with increasing concentrations of pNPP (0.1-100mM). Activity was measured for
15min at 30 C and then quenched with 3N NaOH.  Absorbance was read at
405nm.
MSI-1436 is a Reversible Inhibitor of PTP1B
PTP1B activity Suramin MSI-1436
Figure 9.  PTP1B (aa1-436) activity was measured in the presence or absence of MSI-1436 or  Suramin at various time points.  Activity was measured at
30 C for the indicated time and then quenched with 3N NaOH.  Absorbance was read at 405nm.  PTP1B activity was linear during the time scale.
Conclusion
•
MSI-1436 is a
selective allosteric
inhibitor of PTP1B
•MSI-1436 inhibits
phosphatase activity
in vitro
•MSI-1436 enhances
insulin signaling
through PTP1B
inhibition in vitro
MSI-1436 Improves Glucose  Tolerance in a
Dose Dependent Manner
0 2 4 6
0
10000
20000
30000
EC
50
= 1.8 mg/kg
MSI-1436, mg/kg
*
*
*
*
MSI-1436 Enhances Phosphorylation of IR & IRS-1
(PTP1B cellular targets)
Figure 7.  (Left panel)-Rat skeletal muscle cells (S6 cells) were incubated with (1) basal media (2) 100nM insulin (3) 100nM insulin and 10uM MSI-1436,
(4) 10uM MSI-1436 alone for 30min. 500ug of the cellular lysate was immunoprecipated with anti-IRS and the resulting immunoprecipate was analyzed for tyrosine phosphorylation via western immunoblot.(Right panel)-Human hepatocellularcarcinoma cells (HepG2 cells) were incubated with (1) basal media (2) 100nM insulin (3) 100nM insulin and 10uM MSI-1436, (4) 10uM MSI-1436 alone for 30min. 500ug of the cellular lysate was immunoprecipated with anti-IR and the resulting immunoprecipate was analyzed for tyrosine phosphorylation via western immunoblot.
Exhibit 99.2
-60.0
-50.0
-40.0
-30.0
-20.0
-10.0
0.0
10.0
20.0
30.0
0 7 14 21 28 35 42 49
Day of Study
Group 1                   0.9% Saline (n=8)
Group 2                   1.0 mg/kg (n=8)
Group 3                   2.0 mg/kg (n=8)
Group 4                   3.0 mg/kg (n=8)
Group 5                   4.0 mg/kg (n=8)
Group 6                   5.0 mg/kg (n=8)
Dosing Day
*
*
*
*
-60.0
-50.0
-40.0
-30.0
-20.0
-10.0
0.0
10.0
20.0
30.0
0 7 14 21 28 35 42 49
Day of Study
Group 1                   0.9% Saline (n=8)
Group 2                   1.0 mg/kg (n=8)
Group 3                   2.0 mg/kg (n=8)
Group 4                   3.0 mg/kg (n=8)
Group 5                   4.0 mg/kg (n=8)
Group 6                   5.0 mg/kg (n=8)
Dosing Day
-60.0
-50.0
-40.0
-30.0
-20.0
-10.0
0.0
10.0
20.0
30.0
0 7 14 21 28 35 42 49
Day of Study
Group 1                   0.9% Saline (n=8)
Group 2                   1.0 mg/kg (n=8)
Group 3                   2.0 mg/kg (n=8)
Group 4                   3.0 mg/kg (n=8)
Group 5                   4.0 mg/kg (n=8)
Group 6                   5.0 mg/kg (n=8)
Dosing Day
Group 1                   0.9% Saline (n=8)
Group 2                   1.0 mg/kg (n=8)
Group 3                   2.0 mg/kg (n=8)
Group 4                   3.0 mg/kg (n=8)
Group 5                   4.0 mg/kg (n=8)
Group 6                   5.0 mg/kg (n=8)
Dosing Day
*
*
*
*
*
*
*
*
-8 -7 -6 -5 -4 -3 -2
0
20
40
60
80
100
PTP1B
TCPTP
Log of MSI-1436 (M)
Figure 5.  Ob/ob mice were dosed with MSI-1436 (0-5mg/kg, ip) q7d*4.
Fasted OGTT was determined on study day 28.
*= p<0.05, compared to saline
Statistical significance determine by one-way anovaanalysis
0.0
2.0
4.0
6.0
8.0
10.0
Fold Change 1.0 2.9 9.3 1.7
no treatment 100nM insulin
100nM insulin,
10uM 1436
10uM 1436
3-fold
0.0
2.0
4.0
6.0
8.0
10.0
Fold Change 1.0 2.9 9.3 1.7
no treatment 100nM insulin
100nM insulin,
10uM 1436
10uM 1436
3-fold 3-fold
3-fold
0.0
5.0
10.0
15.0
20.0
Fold Change 1.0 6.5 18.4 1.2
No treatment 100nM Insulin
100nM Insulin,
10uM 1436
10uM 1436
0.0
5.0
10.0
15.0
20.0
Fold Change 1.0 6.5 18.4 1.2
No treatment 100nM Insulin
100nM Insulin,
10uM 1436
10uM 1436
3-fold
0.0
5.0
10.0
15.0
20.0
Fold Change 1.0 6.5 18.4 1.2
No treatment 100nM Insulin
100nM Insulin,
10uM 1436
10uM 1436
0.0
5.0
10.0
15.0
20.0
Fold Change 1.0 6.5 18.4 1.2
No treatment 100nM Insulin
100nM Insulin,
10uM 1436
10uM 1436
0.00
20.00
40.00
60.00
80.00
100.00
2 5 10 15 20
Time (min )
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
0 10 20 30 40 50 60 70 80 90 100
0.00
0.25
0.50
0.75
1.00
MSI-1436 Control
pNPP (mM)
-1.0 -0.5 0.0 0.5 1.0 1.5 2.0
1
2
3
4
5
6
7
8
9
10
MSI-1436
Control
1/pNPP (mM)
Figure 6.  PTP1B (aa1-436) or TC-PTP activity was measure in the presence of various MSI-1436 concentrations (0-300uM)
using 2mM pNPP as substrate.  Activity was measured for 15min at 30 C and then quenched with 3N NaOH.  Absorbance was
read at 405nm.